SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) April 15, 2004
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                         NATIONAL PENN BANCSHARES, INC.
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             (Exact name of registrant as specified in its charter)


        Pennsylvania                  000-22537-01                23-2215075
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(State or other jurisdiction       (I.R.S. Employer              (Commission
     of incorporation)               File Number)                 Ident. No.)


Philadelphia and Reading Avenues, Boyertown, PA                     19512
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(Address of principal executive office)                           (Zip Code)


Registrant's telephone number, including area code (610) 367-6001
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                                       N/A
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          (Former name or former address, if changed since last report)

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Item 12.  Results of Operations and Financial Condition
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         On April 15, 2004, National Penn Bancshares, Inc. issued a press release reporting on its results of operations for the quarter ended March 31, 2004. This press release is furnished in this report, pursuant to this Item 12, as Exhibit 99. No part of this report shall be deemed incorporated by reference into any registration statement filed under the Securities Act of 1933.



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


                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            NATIONAL PENN BANCSHARES, INC.


                                            By  /s/Wayne R. Weidner
                                                --------------------------------
                                                Name:  Wayne R. Weidner
                                                Title: Chairman and CEO


Dated:  April 15, 2004



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

                                  EXHIBIT INDEX
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Exhibit Number                    Description
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         99       Press Release dated April 15, 2004, of National Penn
                  Bancshares, Inc. (furnished pursuant to Item 12 hereof).




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